Stock-based Compensation (Tables)	12 Months Ended
Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
Summary of Activity Under the Plan
A summary of activity under the Plan presented on an as converted basis to reflect the impact of the retroactive application of the recapitalization using the Exchange Ratio is as follows:

	Number of Options Outstanding	Weighted- Average Exercise Price Per Share	Weighted- Average Remaining Contractual Life (years)	Aggregate Intrinsic Value (in thousands)
Balances as of December 31, 2019	42,846,649	$0.34	6.82	$5,821
Retroactive application of recapitalization	(33,618,799)	1.24	—	—

Adjusted balance as of December 31, 2019	9,227,850	1.58	6.82	5,821
Options granted	2,354,549	5.69
Options exercised	(214,721)	1.77
Options forfeited	(187,440)	2.29
Options expired	(114,580)	1.63

Balances as of December 31, 2020	11,065,658	$2.61	7.21	$46,516

Options vested and exercisable – December 31, 2020	8,015,888	$2.09	6.48	$37,854

Assumptions For Estimating The Fair Value Of Options
The Company uses the Black-Scholes model for estimating the fair value of options granted and used the following assumptions for options:

	Year Ended December 31,
	2020	2019
Volatility	71.41%	69.10%
Risk-free interest rate	0.49%	2.47%
Expected term (in years)	5.82	5.83
Dividend yield	—%	—%

Stock-based Compensation Expense
The following table summarizes stock-based compensation expense recorded in each component of operating expenses in the Company’s consolidated statements of operations and comprehensive loss for the years ended December 31, 2020 and 2019 (in thousands):

	Year Ended December 31,
	2020	2019
Sales and marketing	$396	$364
Research and development	1,211	901
General and administrative	2,935	266

Total stock-based compensation expense	$4,542	$1,531